Exhibit 10.1

CARDICA, INC.

1997 EQUITY INCENTIVE PLAN

ADOPTED NOVEMBER 7, 1997

APPROVED BY STOCKHOLDERS ON NOVEMBER 7, 1997

AMENDED DECEMBER 17, 1998

APPROVED BY STOCKHOLDERS ON DECEMBER 23, 1998

AMENDED JULY 21, 2000

APPROVED BY STOCKHOLDERS ON AUGUST 1, 2000

AMENDED MAY 29, 2001

APPROVED BY STOCKHOLDERS ON JUNE 14, 2001

AMENDED JANUARY 31, 2002

APPROVED BY STOCKHOLDERS ON FEBRUARY 28, 2002

AMENDED SEPTEMBER 5, 2002

AMENDED MAY 28, 2003

APPROVED BY STOCKHOLDERS ON JULY 31, 2003

AMENDED FEBRUARY 2, 2005

APPROVED BY STOCKHOLDERS ON OCTOBER 26, 2005

1.	PURPOSES.

(a)          The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below.

(b)          The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c)          The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.	DEFINITIONS.

(a)          “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b)	“Board” means the Board of Directors of the Company.
(c)	“Code” means the Internal Revenue Code of 1986, as amended.

(d)          “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e)	“Company” means Cardica, Inc., a Delaware corporation.

(f)           “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(g)          “Continuous Status as an Employee, Director or Consultant” means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party’s sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

(h)          “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(i)	“Director” means a member of the Board.

(j)           “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(k)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)           “Fair Market Value” means the value of the common stock as determined in good faith by the Board and in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

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(m)         “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(n)          “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

(o)          “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(p)          “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q)          “Officer” means (i) prior to the Listing Date, any person designated by the Company as an officer and (ii) from and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r)	“Option” means a stock option granted pursuant to the Plan.

(s)           “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(t)           “Optionee” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(u)          “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(v)	“Plan” means this 1997 Equity Incentive Plan.

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(w)         “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

(x)	“Securities Act” means the Securities Act of 1933, as amended.

(y)          “Stock Award” means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.

(z)          “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.	ADMINISTRATION.

(a)          The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b)          The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1)         To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(2)         To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(3)	To amend the Plan or a Stock Award as provided in Section 13.

(c)          The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the “Committee”), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the Listing Date, and notwithstanding

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anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.	SHARES SUBJECT TO THE PLAN.

(a)          Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Five Million Seven Hundred Forty Five Thousand (5,745,000) shares of the Company’s common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Stock Award holder, the shares of Common Stock not acquired or forfeited under such Stock Award shall revert to and again become available for issuance under the Plan; provided, however, that the aggregate maximum number of shares of Common Stock that may be issued in connection with Incentive Stock Options shall be Eleven Million Four Hundred Ninety Thousand (11,490,000) shares of Common Stock.

(b)          The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	ELIGIBILITY.

(a)          Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options and may be granted only to Employees, Directors or Consultants.

(b)          No person shall be eligible for the grant of an Option or an award to purchase restricted stock if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

(c)          Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than One Hundred Fifty Thousand (150,000) shares of the Company’s common stock in any twelve (12)-month period. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, shall not apply until (i) the earliest of: (A) the first material modification of the Plan (including any increase to the number of shares reserved for issuance under the Plan in accordance with

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Section 4); (B) the issuance of all of the shares of common stock reserved for issuance under the Plan; (C) the expiration of the Plan; or (D) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)          Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)          Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)          Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. In addition, to the extent required by applicable law, the “par value” of the stock will not be subject to any deferred payment arrangement and will be paid in cash at the time the Option is exercised.

(d)          Transferability. Prior to the Listing Date, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. From and after the Listing Date, a Nonstatutory Stock Option may be transferable to the extent provided in the Option Agreement; provided, however,

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that if the Option Agreement does not specifically provide for transferability, then such Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e)          Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary, provided, however that prior to the Listing Date, each Option will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option. Notwithstanding the foregoing, an Option granted to an Officer, Director or Consultant may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or of any of its Affiliates. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f)           Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee’s death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (or such longer or shorter period, which shall not be less than thirty (30) days, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement; provided however, if the Optionee is terminated for cause, then the Option shall terminate on the date Optionee’s Continuous Service ceases. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

An Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee’s death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee’s Option Agreement may also provide that if the exercise of

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the Option following the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (other than upon the Optionee’s death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

(g)          Disability of Optionee. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h)          Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee’s Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(i)           Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate. Prior to the Listing Date, however, any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%)

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per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90)-day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding “qualified small business stock”)), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Notwithstanding the foregoing, shares received on exercise of an Option by an Officer, Director or Consultant may be subject to additional or greater restrictions.

(j)           Right of Repurchase. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares exercised pursuant to the Option; provided, however, that (i) such repurchase right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant (or in the case of a post-termination exercise of the Option, the ninety (90)-day period following such post-termination exercise), or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding “qualified small business stock”)), (ii) such repurchase right shall be exercisable for less than all of the vested shares only with the Optionee’s consent, and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares at a repurchase price equal to the greater of (A) the stock’s Fair Market Value at the time of such termination Notwithstanding the foregoing, shares received on exercise of an Option by an Officer, Director or Consultant may be subject to additional or greater restrictions specified in the Option Agreement.

(k)          Right of First Refusal. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option.

7.	TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

(a)          Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock’s Fair Market Value on the date such award is made. In addition, any Stock Award made to a 10% stockholder (as defined in Section 5(b)) shall have a purchase price not less than one hundred and ten percent (110%) of the stock’s Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may

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determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(b)          Transferability. Rights under a stock bonus or restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

(c)          Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(d)          Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee. The applicable agreement shall provide (i) that the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Stock Award was granted, and (ii) such right shall be exercisable only (A) within the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the holder of the Stock Award (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding “qualified small business stock”)), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock’s Fair Market Value if the original purchase price is less than the stock’s Fair Market Value.

(e)          Termination of Employment or Relationship as a Director or Consultant. In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 7(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.	CANCELLATION AND RE-GRANT OF OPTIONS.

(a)          The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-

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five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

(b)          Shares subject to an Option canceled under this Section 8 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 8, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 8(b) shall be applicable only to the extent required by Section 162(m) of the Code.

9.	COVENANTS OF THE COMPANY.

(a)          During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

(b)          The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.	USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11.	MISCELLANEOUS.

(a)          The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)          Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

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(c)          Throughout the term of any Stock Award, the Company shall deliver to the holder of such Stock Award, not later than one hundred twenty (120) days after the close of each of the Company’s fiscal years during the term of such Stock Award, a balance sheet and an income statement. This subsection shall not apply (i) after the Listing Date, or (ii) when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

(d)          Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company’s Board of Directors and/or the Company’s stockholders to remove any Director as provided in the Company’s By-Laws and the provisions of the California Corporations Code, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant’s agreement with the Company or Affiliate.

(e)          To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(f)           The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(g)          To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following

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means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

12.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a)          If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any twelve (12) month period pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

(b)          In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; then: (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to such event. In the event of: (x) a dissolution or liquidation, or (y) a sale of all or substantially all of the assets of the Company, the outstanding Options shall terminate if not exercised prior to such event; unless, in the event of such a sale of all or substantially all of the assets of the Company, the acquiring person or entity agrees to assume the Options outstanding under the Plan.

13.	AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)          The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder

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approval is necessary for the Plan to satisfy the requirements of Section 422 of the code, Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.§

(b)          The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c)          It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)          Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

(e)          The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.	TERMINATION OR SUSPENSION OF THE PLAN.

(a)          The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on November 7, 2007, which date shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)          Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

15.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

[END OF DOCUMENT]

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CARDICA, INC.

1997 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, Cardica, Inc. (the “Company”) has granted you an option under its 1997 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1.            VESTING. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

2.            NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

3.            EXERCISE PRIOR TO VESTING (“EARLY EXERCISE”). If permitted in your Grant Notice (i.e., the “Exercise Schedule” indicates that “Early Exercise” of your option is permitted) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the nonvested portion of your option; provided, however, that:

(a)          a partial exercise of your option shall be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b)          any shares of Common Stock so purchased from installments that have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement; and

(c)	you shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.
4.	ISO EXERCISE LIMITATION.

(a)          The aggregate Fair Market Value of the shares of Common Stock with respect to which you may exercise your option for the first time during any calendar year, when added to the aggregate Fair Market Value of the shares of Common Stock subject to any other

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options designated as Incentive Stock Options and granted to you under any stock option plan of the Company or an Affiliate prior to the Date of Grant with respect to which such options are exercisable for the first time during the same calendar year, shall not exceed $100,000 (the “ISO Exercise Limitation”) unless applicable law requires that your option be exercisable sooner. For purposes of this Section 4, your options designated as Incentive Stock Options shall be taken into account in the order in which they were granted to you, and the Fair Market Value of shares of Common Stock shall be determined as of the time the option with respect to such shares of Common Stock is granted. If Section 422 of the Code is amended to provide for a different limitation from that set forth in this provision, the ISO Exercise Limitation shall be deemed amended effective as of the date required or permitted by such amendment to the Code.

5.            METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)          In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

(b)          Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c)	Pursuant to the following deferred payment alternative:

(i)           Not less than one hundred percent (100%) of the aggregate exercise price, plus accrued interest, shall be due four (4) years from date of exercise or, at the Company’s election, upon termination of your Continuous Service.

(ii)          Interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

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(iii)        At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall be made in cash and not by deferred payment.

(iv)         In order to elect the deferred payment alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, you must tender to the Company a promissory note and a pledge agreement covering the purchased shares of Common Stock, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

6.            WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.

7.            SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

8.            TERM. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a)          three (3) months after the termination of your Continuous Service for any reason other than your Disability or death, provided that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in Section 6, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;

(b)          twelve (12) months after the termination of your Continuous Service due to your Disability;

(c)          eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates;

(d)	the Expiration Date indicated in your Grant Notice; or
(e)	the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the

3.

date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

9.	EXERCISE.

(a)          You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b)          By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

(c)          If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

(d)          By exercising your option you agree that your shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

10.          TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the

4.

foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

11.          RIGHT OF FIRST REFUSAL. Shares of Common Stock that you acquire upon exercise of your option are subject to any right of first refusal that may be described in the Company’s bylaws in effect at such time the Company elects to exercise its right; provided, however, that if your option is an Incentive Stock Option and the right of first refusal described in the Company’s bylaws in effect at the time the Company elects to exercise its right is more beneficial to you than the right of first refusal described in the Company’s bylaws on the Date of Grant, then the right of first refusal described in the Company’s bylaws on the Date of Grant shall apply. The Company’s right of first refusal shall expire on the Listing Date. For purposes of this Agreement, Listing Date shall mean the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on a national securities exchange or on the National Market System of the Nasdaq Stock Market (or any successor to that entity).

12.          RIGHT OF REPURCHASE. To the extent provided in the Company’s bylaws in effect at such time the Company elects to exercise its right, the Company shall have the right to repurchase all or any part of the shares of Common Stock you acquire pursuant to the exercise of your option.

13.          OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

14.	WITHHOLDING OBLIGATIONS.

(a)          At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b)          Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a

5.

date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c)          You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

15.          NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

16.          GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

* * [NOTE: THIS IS THE END OF THE DOCUMENT] * *

6.

INCENTIVE STOCK OPTION

«Name», Optionee:

CARDICA, INC. (the “Company”), pursuant to its 1997 Equity Incentive Plan (the “Plan”), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company (“Common Stock”). This option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The grant hereunder is in connection with and in furtherance of the Company’s compensatory benefit plan for participation of the Company’s employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”). Defined terms not explicitly defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1.          Total Number Of Shares Subject To This Option. The total number of shares of Common Stock subject to this option is «WrittenOut" («Shares").

2.	Vesting.

(a)          Generally. Subject to the limitations contained herein, «FirstVestShares» of the shares will vest (become exercisable) on «FirstVestDate», and «MonthlyShares" of the shares will then vest each month thereafter until either (i) you cease to provide services to the Company for any reason, or (ii) this option becomes fully vested.

(b)          Vesting on Certain Terminations Following A Change of Control. If termination of your status as an Employee is a Constructive Termination (as defined below) or is by your employer (other than for Cause (as defined below)) and such termination occurs at any time during the period one month prior to or thirteen months subsequent to a Change of Control (as defined below), then, in addition to the shares that are vested on the date of such Constructive Termination, there shall vest on such date a number of shares under this option equal to the lesser of (a) 25% of the total number of shares (vested and unvested) subject to this option or (b) 50% of the total number of the then unvested shares subject to this option.

(c)          Definition of Terms. The following terms referred to above shall have the following meanings:

(i)        “Change of Control” shall mean any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Company’s voting power is transferred.

(ii)       “Cause” shall mean (A) a felony or any crime involving moral turpitude or dishonesty; (B) participation in a fraud, misappropriation, or embezzlement of funds or property or act of dishonesty against the Company and/or your employer; (C) material breach of your employer’s policies, provided your employer has given you written notification of the breach and has provided you with fifteen (15) days’ opportunity to cure the breach; (D) willful conduct or gross negligence which is materially injurious to the reputation, business or business relationships of the Company and/or your employer or results in material damage to the Company’s and/or your employer’s property; (E) your breach of the Employee Proprietary Information and Inventions Agreement; or (F) conduct which in the good faith and reasonable determination of the Company and/or your employer demonstrates gross unfitness to serve.

(iii)      “Constructive Termination” shall include any termination of status as an Employee by your employer other than for Cause or voluntary termination, upon 30 days prior written notice to your employer of (A) any change in your duties or responsibilities which result in a material diminution or material adverse change of your position, status or responsibilities of employment, but shall not include a mere change in title or reporting relationship; (B) reduction by your employer in your base salary by greater than ten percent (10%); (C) a relocation of your place of employment with your employer, to a location more than two hundred (200) miles from the location at which you performed duties as an Employee immediately prior to the Change of Control; (D) any material breach by your employer of any agreement between you and your employer concerning your employment; or (E) any failure by your employer to obtain the assumption of any material agreement, including the material provisions of any option grant, between you and your employer concerning your employment by any successor or assign of the Company (or related employer of same).

(d)          If the acceleration of vesting of this stock option constitutes a “parachute payment” within the meaning of Section 280G (as it may be amended or replaced) of the Code and but for this provision, would be subject to the excise tax imposed by Section 4999 (as it may be amended or replaced) of the Code (the “Excise Tax”), then your benefits payable in connection therewith shall be either:

(i)	delivered in full, or

(ii)       delivered to such lesser extent as results in none of such benefits being subject to the Excise Tax,

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by you on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless you and the Company otherwise agree in writing, any determination required under this provision shall be made in writing in good faith by the outside accounting firm responsible for auditing the Company’s financial records (the “Accountants”). For purposes of making the calculations required by this provision, the Accountants may make

2

reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code. You and the Company shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this provision. Any benefit that is payable in cash will be reduced first and the order in reduction of other benefits will be determined so as to provide the greatest reduction in the amount subject to the Excise Tax with the least reduction in the aggregate amount of the benefits. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this provision. You shall be solely responsible for the payment of all personal tax liability that is incurred as a result of the payments and benefits received under this provision, and the Company will not reimburse you for any such payments. The Accountant’s determination shall be final and binding upon the Company and you. Notwithstanding the foregoing, if as a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accountants, it is possible that benefits will be provided by the Company that should not have been made (“Overpayment”) or that an additional benefit will not have been provided by the Company that could have been made (“Underpayment”), in each case, consistent with the calculations required to be made hereunder. If the Accountants, based upon the assertion of a deficiency by the Internal Revenue Service against you or the Company, determine that an Overpayment has been made, any such Overpayment paid or distributed by the Company to or for the benefit of you shall be treated for all purposes as a loan ab initio to you that you shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided however, that no such loan shall be deemed to have been made and no amount shall be payable by you to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which you are subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. If the Accountants, based upon controlling precedent or other substantial authority, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of you together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

3.	Exercise Price And Method Of Payment.

(a)         Exercise Price. The exercise price of this option is forty cents ($0.40) per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

(b)         Method of Payment. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

(i)               Payment of the exercise price per share in cash (including check) at the time of exercise;

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                                                      (ii)              Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)              Provided that at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or

(iv)              Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

4.	Exercise Prior To Vesting Permitted.

(a)         Conditions of Early Exercise. Subject to the provisions of this option you may elect at any time during your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise (“vesting”) stated in paragraph 2 hereof; provided, however, that:

(i)               a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

(ii)              any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement attached hereto;

(iii)              you shall enter into an Early Exercise Stock Purchase Agreement in the form attached hereto with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(iv)              the date of exercisability of any share(s) subject to this option under this paragraph 4 shall be delayed, if necessary (i.e., because the aggregate fair market value of any shares subject to incentive stock options granted you by the Company or any Affiliate of the Company (valued as of their grant date) would otherwise become exercisable for the first time during any calendar year in an amount exceeding $100,000), until the earliest date permissible in order to preserve treatment under Section 421 of the Code of each share subject to this option.

(b)         Expiration of Early Exercise Election. The election provided in this paragraph 4 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company and may not be exercised after the date thereof.

4

5.          Whole Shares. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

6.           Securities Law Compliance. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

7.          Term. The term of this option commences on «GrantDate», the date of grant, and expires on «ExpirationDate» (the “Expiration Date,” which date shall be no more than ten (10) years from date this option is granted), unless this option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company unless one of the following circumstances exists:

(a)         Your termination of Continuous Status as an Employee, Director or Consultant is due to your disability. This option will then expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of Continuous Status as an Employee, Director or Consultant. You should be aware that if your disability is not considered a permanent and total disability within the meaning of Section 422(c)(6) of the Code, and you exercise this option more than three (3) months following the date of your termination of employment, your exercise will be treated for tax purposes as the exercise of a “nonstatutory stock option” instead of an “incentive stock option.”

(b)         Your termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three (3) months following your termination of Continuous Status as an Employee, Director or Consultant for any other reason. This option will then expire on the earlier of the Expiration Date set forth above or eighteen (18) months after your death.

(c)         If during any part of such three (3) month period you may not exercise your option solely because of the condition set forth in paragraph 6 above, then your option will not expire until the earlier of the Expiration Date set forth above or until this option shall have been exercisable for an aggregate period of three (3) months after your termination of Continuous Status as an Employee, Director or Consultant.

(d)         If your exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under section 16(b) of the Securities Exchange Act of 1934, then your option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

5

However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option.

In order to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the date of grant of the option and ending on the day three (3) months before the date of the option’s exercise, you must be an employee of the Company or an Affiliate of the Company, except in the event of your death or permanent and total disability. The Company has provided for continued vesting or extended exercisability of your option under certain circumstances for your benefit, but cannot guarantee that your option will necessarily be treated as an “incentive stock option” if you provide services to the Company or an Affiliate of the Company as a consultant or exercise your option more than three (3) months after the date your employment with the Company and all Affiliates of the Company terminates.

8.	Exercise.

(a)         This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 11(f) of the Plan.

(b)	By exercising this option you agree that:

(i)               as a precondition to the completion of any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise;

(ii)              you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option; and

(iii)              the Company (or a representative of the underwriter(s)) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that you not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are

6

consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period.

9.          Transferability. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

10.        Option Not a Service Contract. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective stockholders, Board of Directors, officers or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

11.        Notices. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

12.        Governing Plan Document. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

Dated the «Day» day of «Month», «Year».
Very truly yours,
CARDICA, INC. By _____________________________ Duly authorized on behalf of the Board of Directors

ATTACHMENTS:

1997 Equity Incentive Plan
Notice of Exercise

7

The undersigned:

(a)         Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

(b)        Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

NONE	________________
(Initial)
OTHER	______________________________
______________________________
______________________________

_________________________________ «NAME», OPTIONEE Address:__________________________ _________________________________

8

NONSTATUTORY STOCK OPTION

«Optionholder», Optionee:

CARDICA, INC. (the “Company”), pursuant to its 1997 Equity Incentive Plan (the “Plan”), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company (“Common Stock”). This option is not intended to qualify as and will not be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The grant hereunder is in connection with and in furtherance of the Company’s compensatory benefit plan for participation of the Company’s employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”). Defined terms not explicitly defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1.          Total Number of Shares Subject to this Option. The total number of shares of Common Stock subject to this option is «Written" («Shares").

2.	Vesting.

(a)          Generally. Subject to the limitations contained herein, «FirstVestShares" of the shares will vest (become exercisable) on «FirstVestDate», and «MonthlyShares" of the shares will then vest each month thereafter until either (i) you cease to provide services to the Company for any reason, or (ii) this option becomes fully vested.

(b)          Vesting on Certain Terminations Following A Change of Control. If termination of your status as an Employee is a Constructive Termination (as defined below) or is by your employer (other than for Cause (as defined below)) and such termination occurs at any time during the period one month prior to or thirteen months subsequent to a Change of Control (as defined below), then, in addition to the shares that are vested on the date of such Constructive Termination, there shall vest on such date a number of shares under this option equal to the lesser of (a) 25% of the total number of shares (vested and unvested) subject to this option or (b) 50% of the total number of the then unvested shares subject to this option.

(c)          Definition of Terms. The following terms referred to above shall have the following meanings:

(i)        “Change of Control” shall mean any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Company’s voting power is transferred.

(ii)       “Cause” shall mean (A) a felony or any crime involving moral turpitude or dishonesty; (B) participation in a fraud, misappropriation, or embezzlement of funds or property or act of dishonesty against the Company and/or your employer; (C) material breach of your employer’s policies, provided your employer has given you written notification of the breach and has provided you with fifteen (15) days’ opportunity to cure the breach; (D) willful conduct or gross negligence which is materially injurious to the reputation, business or business relationships of the Company and/or your employer or results in material damage to the Company’s and/or your employer’s property; (E) your breach of the Employee Proprietary Information and Inventions Agreement; or (F) conduct which in the good faith and reasonable determination of the Company and/or your employer demonstrates gross unfitness to serve.

(iii)      “Constructive Termination” shall include any termination of status as an Employee by your employer other than for Cause or voluntary termination, upon 30 days prior written notice to your employer of (A) any change in your duties or responsibilities which result in a material diminution or material adverse change of your position, status or responsibilities of employment, but shall not include a mere change in title or reporting relationship; (B) reduction by your employer in your base salary by greater than ten percent (10%); (C) a relocation of your place of employment with your employer, to a location more than two hundred (200) miles from the location at which you performed duties as an Employee immediately prior to the Change of Control; (D) any material breach by your employer of any agreement between you and your employer concerning your employment; or (E) any failure by your employer to obtain the assumption of any material agreement, including the material provisions of any option grant, between you and your employer concerning your employment by any successor or assign of the Company (or related employer of same).

(d)          If the acceleration of vesting of this stock option constitutes a “parachute payment” within the meaning of Section 280G (as it may be amended or replaced) of the Code and but for this provision, would be subject to the excise tax imposed by Section 4999 (as it may be amended or replaced) of the Code (the “Excise Tax”), then your benefits payable in connection therewith shall be either:

(i)	delivered in full, or

(ii)       delivered to such lesser extent as results in none of such benefits being subject to the Excise Tax,

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by you on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless you and the Company otherwise agree in writing, any determination required under this provision shall be made in writing in good faith by the outside accounting firm responsible for auditing the Company’s financial records (the “Accountants”). For purposes of making the calculations required by this provision, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code. You and the Company shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this provision. Any benefit that is payable in cash will be reduced first and the order in reduction of other benefits will be determined so as to provide the greatest reduction in the amount subject to the Excise Tax with the least reduction in the aggregate amount of the benefits. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this provision. You shall be solely responsible for the payment of all personal tax liability that is incurred as a result of the payments and benefits received under this provision, and the Company will not reimburse you for any such payments. The Accountant’s determination shall be final and binding upon the Company and you. Notwithstanding the foregoing, if as a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accountants, it is possible that benefits will be provided by the Company that should not have been made (“Overpayment”) or that an additional benefit will not have been provided by the Company that could have been made (“Underpayment”), in each case, consistent with the calculations required to be made hereunder. If the Accountants, based upon the assertion of a deficiency by the Internal Revenue Service against you or the Company, determine that an Overpayment has been made, any such Overpayment paid or distributed by the Company to or for the benefit of you shall be treated for all purposes as a loan ab initio to you that you shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided however, that no such loan shall be deemed to have been made and no amount shall be payable by you to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which you are subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. If the Accountants, based upon controlling precedent or other substantial authority, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of you together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

3.	Exercise Price and Method of Payment.

(a)         Exercise Price. The exercise price of this option is forty cents ($0.40) per share, being not less than 85% of the fair market value of the Common Stock on the date of grant of this option.

(b)         Method of Payment. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

(i)              Payment of the exercise price per share in cash (including check) at the time of exercise;

(ii)               Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)               Provided that at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or

(iv)              Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

4.	Exercise Prior to Vesting Permitted.

(a)         Conditions of Early Exercise. Subject to the provisions of this option you may elect at any time during your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise (“vesting”) stated in paragraph 2 hereof; provided, however, that:

(i)              a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

(ii)              any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement to be provided; and

(iii)              you shall enter into an Early Exercise Stock Purchase Agreement in the form to be provided with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

(b)         Expiration of Early Exercise Election. The election provided in this paragraph 4 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company and may not be exercised after the date thereof.

5.          Whole Shares. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

6.          Securities Law Compliance. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

7.          Term. The term of this option commences on «Grant», the date of grant and expires on «Expiry» (the “Expiration Date,” which date shall be no more than ten (10) years from the date this option is granted), unless this option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company for any reason or for no reason unless:

(a)         such termination of Continuous Status as an Employee, Director or Consultant is due to your disability, in which event the option shall expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of Continuous Status as an Employee, Director or Consultant; or

(b)         such termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three (3) months following your termination for any other reason, in which event the option shall expire on the earlier of the Expiration Date set forth above or eighteen (18) months after your death; or

(c)         during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 6 above, in which event the option shall not expire until the earlier of the Expiration Date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of Continuous Status as an Employee, Director or Consultant; or

(d)         exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act), in which case the option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option.

8.           Exercise.

(a)          This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 11(f) of the Plan.

(b)	By exercising this option you agree that:

(i)              as a precondition to the completion of any exercise of this option, the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise. You also agree that any exercise of this option has not been completed and that the Company is under no obligation to issue any Common Stock to you until such an arrangement is established or the Company’s tax withholding obligations are satisfied, as determined by the Company; and

(ii)               the Company (or a representative of the underwriter(s)) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that you not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period.

9.          Transferability. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

10.        Option Not a Service Contract. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective stockholders, Board of Directors, officers, or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

11.        Notices. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

12.        Governing Plan Document. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

Dated the «Day» day of «Month», «Year».
Very truly yours,
CARDICA, INC. By _______________________________ Duly authorized on behalf of the Board of Directors

ATTACHMENTS:

1997 Equity Incentive Plan
Notice of Exercise

The undersigned:

(a)         Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

(b)        Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

NONE	________________
(Initial)
OTHER	______________________________
______________________________
______________________________

_________________________________ «OPTIONHOLDER», OPTIONEE Address:__________________________ _________________________________

CARDICA, INC.

STOCK OPTION GRANT NOTICE

1997 EQUITY INCENTIVE PLAN

Cardica, Inc. (the “Company”), pursuant to its 1997 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	|_| Incentive Stock Option[1]		|_| Nonstatutory Stock Option
Exercise Schedule:	|_| Same as Vesting Schedule		|_| Early Exercise Permitted
Vesting Schedule:	1/4th of the shares vest one year after the Vesting Commencement Date.
1/48th of the shares vest monthly thereafter over the next three years.
Payment:	By one or a combination of the following items (described in the Stock Option Agreement):
	|_|	By cash or check

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

CARDICA, INC. By:_______________________________ Signature Title:______________________________ Date:__________________________________

OPTIONHOLDER:

 ___________________________________________
                                            Signature

Date:_______________________________________

Address: _______________________________

 ___________________________________________

____________________________________________

ATTACHMENTS: Stock Option Agreement, 1997 Equity Incentive Plan and Notice of Exercise

_________________________

1             If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

1.

Attachment I

STOCK OPTION AGREEMENT

2.

Attachment II

1997 EQUITY INCENTIVE PLAN

Attachment III

NOTICE OF EXERCISE

CARDICA, INC.

STOCK OPTION GRANT NOTICE

1997 EQUITY INCENTIVE PLAN
WITH ACCELERATED VESTING

Cardica, Inc. (the “Company”), pursuant to its 1997 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	|_| Incentive Stock Option[1]		|_| Nonstatutory Stock Option
Exercise Schedule:	|_| Same as Vesting Schedule		|_| Early Exercise Permitted
Vesting Schedule:	1/4th of the shares vest one year after the Vesting Commencement Date.
1/48th of the shares vest monthly thereafter over the next three years. Acceleration of vesting under circumstances described below under caption “Acceleration of Vesting”;
Payment:	By one or a combination of the following items (described in the Stock Option Agreement):
	|_|	By cash or check

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

Acceleration of Vesting:

•

If your status as an employee is terminated and such termination is a Constructive Termination (as defined below) or is by your employer (other than for Cause (as defined below)) and provided further, that such termination occurs at any time during the period one month prior to or thirteen months subsequent to a Change of Control (as defined below), then, in addition to the shares that are vested on the date of such Constructive Termination, there shall vest on such date a number of shares under this option equal to the lesser of (a) 25% of the total number of shares (vested and unvested) subject to this option or (b) 50% of the total number of the then unvested shares subject to this option.

•	Definition of Terms. The following terms referred to above shall have the following meanings:

_________________________

1             If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

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“Change of Control” shall mean any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Company’s voting power is transferred.

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“Cause” shall mean (i) a felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud, misappropriation, or embezzlement of funds or property or act of dishonesty against the Company; (iii) material breach of Company’s policies, provided Company has given Optionholder written notification of the breach and has provided Optionholder with fifteen (15) days’ opportunity to cure the breach; (iv) willful conduct or gross negligence which is materially injurious to the reputation, business or business relationships of the Company or results in material damage to the Company’s property; (v) Optionholder’s breach of the Employee Proprietary Information and Inventions Agreement; or (vi) conduct which in the good faith and reasonable determination of the Company demonstrates gross unfitness to serve.

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“Constructive Termination” shall include any termination of status as an employee by Company other than for Cause or voluntary termination, upon 30 days prior written notice to Company of (a) any change in Optionholder’s duties or responsibilities which result in a material diminution or material adverse change of Optionholder’s position, status or responsibilities of employment, but shall not include a mere change in title or reporting relationship; (b) reduction by Company in Optionholder’s base salary by greater than ten percent (10%); (c) a relocation of Optionholder’s place of employment with Company, to a location more than two hundred (200) miles from the location at which Optionholder performed duties as an employee immediately prior to the Change of Control; (d) any material breach by Company of any agreement between Optionholder and Company concerning Optionholder’s employment; or (e) any failure by Company to obtain the assumption of any material agreement, including the material provisions of any option grant, between Optionholder and Company concerning Optionholder’s employment by any successor or assign of the Company (or related employer of same).

Parachute Payments: If the acceleration of vesting of this stock option constitutes a “parachute payment” within the meaning of Section 280G (as it may be amended or replaced) of the Code and but for this provision, would be subject to the excise tax imposed by Section 4999 (as it may be amended or replaced) of the Code (the “Excise Tax”), then Optionholder’s benefits payable in connection therewith shall be either:

(a)	delivered in full, or
(b)	delivered to such lesser extent as results in none of such benefits being subject to the Excise Tax,

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by Optionholder on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless Optionholder and the Company otherwise agree in writing, any determination required under this provision shall be made in writing in good faith by the outside accounting firm responsible for auditing the Company’s financial records (the “Accountants”). For purposes of making the calculations required by this provision, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code. Optionholder and the Company shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this provision. Any benefit that is payable in cash will be reduced first and the order in reduction of other benefits will be determined so as to provide the greatest reduction in the amount subject to the Excise Tax with the least reduction in the aggregate amount of the benefits. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this provision. Optionholder shall be solely responsible for the payment of all personal tax liability that is incurred as a result of the payments and benefits received under this provision, and the Company will not reimburse Optionholder for any such payments. The Accountant’s determination shall be final and binding upon the Company and Optionholder. Notwithstanding the foregoing, if as a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accountants, it is possible that benefits will be provided by the Company that should not have

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been made (“Overpayment”) or that an additional benefit will not have been provided by the Company that could have been made (“Underpayment”), in each case, consistent with the calculations required to be made hereunder. If the Accountants, based upon the assertion of a deficiency by the Internal Revenue Service against Optionholder or the Company, determine that an Overpayment has been made, any such Overpayment paid or distributed by the Company to or for the benefit of Optionholder shall be treated for all purposes as a loan ab initio to Optionholder that Optionholder shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided however, that no such loan shall be deemed to have been made and no amount shall be payable by Optionholder to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which Optionholder is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. If the Accountants, based upon controlling precedent or other substantial authority, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of Optionholder together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

CARDICA, INC. By:_______________________________ Signature Title:______________________________ Date:__________________________________

OPTIONHOLDER:

 ___________________________________________
                                            Signature

Date:_______________________________________

Address: _______________________________

 ___________________________________________

____________________________________________

ATTACHMENTS: Stock Option Agreement, 1997 Equity Incentive Plan and Notice of Exercise

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Attachment I

STOCK OPTION AGREEMENT

Attachment II

1997 EQUITY INCENTIVE PLAN

Attachment III

NOTICE OF EXERCISE

NOTICE OF EXERCISE

Cardica, Inc.

171 Jefferson Drive

Menlo Park, CA 94025

Date of Exercise: _______________

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐
	☐	☐
Stock option dated:	_______________
	☐	☐
Number of shares as to which option is exercised:	_______________
Certificates to be issued in name of:	_______________
	☐	☐
Total exercise price:	$______________
	☐	☐
Cash payment delivered herewith:	$______________

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1997 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of the Option as set forth above:

I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rule 701 and “control securities” under Rule 144 promulgated under the Securities Act. I

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warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares for at least ninety days (90) after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Articles of Incorporation, Bylaws and/or applicable securities laws.

I further acknowledge that if the acceleration of vesting of this stock option constitutes a “parachute payment” within the meaning of Section 280G (as it may be amended or replaced) of the Code and but for this provision, would be subject to the excise tax imposed by Section 4999 (as it may be amended or replaced) of the Code (the “Excise Tax”), then my benefits payable in connection therewith shall be either:

(a)	delivered in full, or
(b)	delivered to such lesser extent as results in none of such benefits being subject to the Excise Tax,

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by me on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless I and the Company otherwise agree in writing, any determination required under this provision shall be made in writing in good faith by the outside accounting firm responsible for auditing the Company’s financial records (the “Accountants”). For purposes of making the calculations required by this provision, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code. I and the Company shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this provision. Any benefit that is payable in cash will be reduced first and the order in reduction of other benefits will be determined so as to provide the greatest reduction in the amount subject to the Excise Tax with the least reduction in the aggregate amount of the benefits. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this provision. I shall be solely responsible for the payment of all personal tax liability that is incurred as a result of the payments and benefits received under this provision, and the Company will not reimburse me for any such payments. The Accountant’s determination shall be final and binding upon the Company and me. Notwithstanding the foregoing, if as a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accountants, it is possible that benefits will be provided by the Company that should not have been made (“Overpayment”) or that an additional benefit will not have been provided by the Company that could have been made (“Underpayment”), in each case, consistent with the

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calculations required to be made hereunder. If the Accountants, based upon the assertion of a deficiency by the Internal Revenue Service against me or the Company, determine that an Overpayment has been made, any such Overpayment paid or distributed by the Company to or for the benefit of me shall be treated for all purposes as a loan ab initio to me that I shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided however, that no such loan shall be deemed to have been made and no amount shall be payable by me to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which I am subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. If the Accountants, based upon controlling precedent or other substantial authority, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of me together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

I further agree that, if required, the Company (or a representative of the underwriter(s)) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that I not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by me, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to my shares of Common Stock until the end of such period.

Very truly yours,

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